                           CHANGE IN TERMS AGREEMENT

- -----------------------------------------------------------------------------------------------------------------------------------
    Principal       Loan Date       Maturity       Loan No.       Call       Collateral       Account       Officer       Initials
$1,500,000.00                       10-31-1996     501-61065
- ----------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular plan or item.
- ----------------------------------------------------------------------------------------------------------------------------------

BORROWER:  INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.
           1895 EAST FRANCISCO BOULEVARD
           SAN RAFAEL, CA 94901-5568

LENDER:    WESTAMERICA BANK
           MARIN CREDIT ADMINISTRATION
           1177 EAST FRANCISCO BOULEVARD SUITE B
           SAN RAFAEL, CA 94901

================================================================================

PRINCIPAL AMOUNT: $1,500,000.00             DATE OF AGREEMENT: OCTOBER 30, 1995

DESCRIPTION OF EXISTING INDEBTEDNESS.

THAT CERTAIN NOTE DATED JANUARY 13, 1994 IN THE ORIGINAL AMOUNT OF $750,000.00, WHICH WAS SUBSEQUENTLY INCREASED TO $1,500,000.00, CURRENTLY MATURING ON OCTOBER 31, 1995 WITH AN OUTSTANDING BALANCE AS OF THIS DATE OF $350,000.00.

DESCRIPTION OF COLLATERAL.

THIS NOTE IS SECURED BY THAT CERTAIN COMMERCIAL SECURITY AGREEMENT DATED APRIL 19, 1993.

DESCRIPTION OF CHANGE IN TERMS.

EFFECTIVE THE DATE OF THIS AGREEMENT THE MATURITY DATE IS CHANGED FROM OCTOBER 31, 1995 TO OCTOBER 31, 1996.

EFFECTIVE THE DATE OF THIS AGREEMENT THE INTEREST RATE IS CHANGED FROM WESTAMERICA BANK'S INDEX RATE PLUS 0.75% TO WESTAMERICA BANK'S INDEX RATE PLUS 0.50% FLOATING DAILY.

ACCRUED INTEREST SHALL BE PAYABLE ON THE LAST DAY OF EACH MONTH BEGINNING NOVEMBER 30, 1995 AND ON OCTOBER 31, 1996 ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED BUT UNPAID INTEREST SHALL BE DUE AND PAYABLE.

EFFECTIVE THE DATE OF THIS AGREEMENT THE FOLLOWING PROVISION IN THAT CERTAIN LOAN AGREEMENT DATED NOVEMBER 14, 1994 IS AMENDED AS FOLLOWS:

** BORROWER SHALL MAINTAIN A MAXIMUM RATIO OF TOTAL LIABILITIES TO TANGIBLE NET WORTH OF 2.25:1.00.

BORROWER AGREES THAT UPON EXECUTION OF THIS AGREEMENT TO PAY A LOAN FEE OF $3,750.00 PLUS A DOCUMENTATION FEE OF $100.00.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

BORROWER:

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.

By: /s/ Martin Sacks
   ----------------------------------------
   MARTIN SACKS, PRESIDENT
================================================================================

                         CORPORATE RESOLUTION TO BORROW

- ---------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL     LOAN DATE       MATURITY        LOAN NO         CALL    COLLATERAL      ACCOUNT         OFFICER         INITIALS
$2,000,000.00                  10-31-1996      501-61065
- ---------------------------------------------------------------------------------------------------------------------------------

   References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
- --------------------------------------------------------------------------------

BORROWER: INTERNATIONAL MICROCOMPUTER   LENDER: WESTAMERICA BANK
          SOFTWARE, INC.                        MARIN CREDIT ADMINISTRATION
          1895 EAST FRANCISCO BOULEVARD         1177 EAST FRANCISCO BOULEVARD
          SAN RAFAEL, CA 94901                  SUITE B
                                                SAN RAFAEL, CA 94901
================================================================================
I, the undersigned Secretary or Assistant Secretary of INTERNATIONAL MICROCOMPUTER SOFTWARE, INC. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of California as a corporation for profit, with its principal office at 1895 EAST FRANCISCO BOULEVARD, SAN RAFAEL, CA 94901, and is duly authorized to transact business in the State of California.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on SEPTEMBER 9, 1996, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

        NAME                    POSITION                ACTUAL SIGNATURE
        ----                    --------                ----------------

        GEOFFREY KOBLICK        CHAIRMAN OF THE BOARD   X /s/ Geoffrey Koblick
                                                        -----------------------

acting for and on behalf of the Corporation and as its act and deed be, and he or she hereby is, authorized and empowered:

        BORROW MONEY. To borrow from time to time from WESTAMERICA BANK ("Lender"), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borrowed; however, not exceeding at any one time the amount of TWO MILLION SEVEN HUNDRED THOUSAND & 00/100 DOLLARS ($2,700,000.00), in addition to such sum or sums of money as may be currently borrowed by the Corporation from Lender.

        EXECUTE NOTES. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accommodations and/or revision agreement or other evidence of obligation of the Corporation, on Lender's forms, as such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

        GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

        EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be required by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

        NEGOTIATE ITEMS. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

        FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, INCLUDING AGREEMENTS WAIVING THE RIGHT TO A TRIAL BY JURY, as he or she may in his or discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives written notice of revocation of their authority: MARTIN SACKS, PRESIDENT; MARK H. COSMEZ II, VICE PRESIDENT/CFO; and ROBIN NEHASIL, CONTROLLER.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of his or her revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation, (d) change in the authorized signer(s) or (e) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and the Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

I FURTHER CERTIFY that the officer, employee, or agent named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite the name; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal is affixed to this certificate.

                           CHANGE IN TERMS AGREEMENT

- -----------------------------------------------------------------------------------------------------
    PRINCIPAL    LOAN DATE   MATURITY     LOAN NO    CALL   COLLATERAL   ACCOUNT   OFFICER   INITIALS
 $2,000,000.00              10-31-1996   501-61065
- -----------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
- -----------------------------------------------------------------------------------------------------

Borrower:  INTERNATIONAL MICROCOMPUTER SOFTWARE,      Lender:  WESTAMERICA BANK
           INC.                                                MARIN CREDIT ADMINISTRATION
           1895 EAST FRANCISCO BOULEVARD                       1177 EAST FRANCISCO BOULEVARD SUITE B
           SAN RAFAEL, CA 94901                                SAN RAFAEL, CA 94901
====================================================================================================
Principal Amount:  $2,000,000.00                               Date of Agreement: September 9, 1996

DESCRIPTION OF EXISTING INDEBTEDNESS.

THAT CERTAIN NOTE DATED JANUARY 13, 1994 IN THE ORIGINAL AMOUNT OF $750,000.00, WHICH WAS SUBSEQUENTLY INCREASED TO $1,500,000.00, CURRENTLY MATURING ON OCTOBER 31, 1996 WITH AN OUTSTANDING BALANCE AS OF THIS DATE OF $850,000.00.

DESCRIPTION OF COLLATERAL.

THIS NOTE IS SECURED BY THAT CERTAIN COMMERCIAL SECURITY AGREEMENT DATED APRIL 19, 1993.

DESCRIPTION OF CHANGE IN TERMS.

EFFECTIVE THE DATE OF THIS AGREEMENT THE FACE AMOUNT OF THE NOTE IS INCREASED FROM $1,500,000.00 TO $2,000,000.00.

ACCRUED INTEREST SHALL BE PAYABLE ON THE LAST DAY OF EACH MONTH BEGINNING SEPTEMBER 30, 1996, AND ON OCTOBER 31, 1996 ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED BUT UNPAID INTEREST SHALL BE DUE AND PAYABLE.

EFFECTIVE THE DATE OF THIS AGREEMENT THE FOLLOWING PROVISION IN THAT CERTAIN LOAN AGREEMENT DATED NOVEMBER 14, 1994 IS HEREBY AMENDED AS FOLLOWS:

BORROWING BASE. THE WORDS "BORROWING BASE" MEAN, AS DETERMINED FROM TIME TO TIME, THE LESSER OF (a) $2,000,000.00; OR (b) THE SUM OF (i) 80% OF THE AGGREGATE AMOUNT OF ELIGIBLE ACCOUNTS, PLUS (ii) 25.000% OF THE AGGREGATE AMOUNT OF ELIGIBLE INVENTORY, UP TO A CAP OF $500,000.00.

EFFECTIVE THE DATE OF THIS AGREEMENT THAT CERTAIN CORPORATE RESOLUTION TO BORROW DATED JANUARY 29, 1996 IN THE AMOUNT OF $2,500,000.00 EXECUTED BY THE BORROWER IS REPLACED BY A CORPORATE RESOLUTION TO BORROW DATED SEPTEMBER 9, 1996 IN THE AMOUNT OF $2,700,000.00 WHICH SHALL BE EXECUTED BY THE BORROWER.

EFFECTIVE THE DATE OF THIS AGREEMENT, THE OFFICERS AUTHORIZED TO REQUEST ADVANCES ARE: MARTIN SACKS, PRESIDENT, MARK H. COSMEZ II, VICE PRESIDENT/CFO AND GEOFFREY KOBLICK, CHAIRMAN OF THE BOARD.


BORROWER AGREES THAT UPON EXECUTION OF THIS AGREEMENT TO PAY A LOAN FEE OF $100.00 AND A DOCUMENTATION FEE OF $100.00.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.


BORROWER:

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.


    COPY
By: /s/ Geoffrey Koblick
    ----------------------------------------
    GEOFFREY KOBLICK, CHAIRMAN OF THE BOARD



================================================================================
Variable Rate. Line of Credit. LASER PRO, Reg. U.S. Pat. & T.M. Off.,
Ver. 3.22(c) 1994 CFI ProServices, Inc. All rights reserved.
[0200161085.LNC2.OVL]